UNLIMITED GUARANTY



     THIS UNLIMITED GUARANTY ("Guaranty") is made as of the 28th day of March, 2002, by Guarantor (as hereinafter defined) for the benefit of the "Bank(s)", "Agent" and "LC Issuer" (as such terms are hereinafter defined).

     1. Definitions. As used in this Guaranty, the following terms shall have the meanings indicated below:

          (a) The term "Agent" shall mean, individually and collectively, (i) Guaranty Bank, FSB, as Collateral Agent for the Banks under the Credit Agreement (as hereinafter defined), whose address is 333 Clay Street, Suite 4430, Houston, Texas 77002, Attn: Richard Menchaca, (ii) Union Bank of California, N.A., as Administrative Agent for the Banks under the Credit Agreement, whose address is 500 North Akard, Suite 4200, Dallas, Texas 75201, Attn: John Clark, and (iii) Fortis Capital Corp., as Syndication Agent for the Banks under the Credit Agreement, whose address is 100 Crescent Court, Suite 1777, Dallas, Texas 75201, Attn: Christopher S. Prada, and each successor Collateral Agent, Administrative Agent and Syndication Agent.

          (b) The term "Bank(s)" shall have the same meaning as that term has in the Credit Agreement, including each Bank's successors and assigns as provided for in Section 9.05 thereof.

          (c) The term "Borrower" shall mean Continental Resources, Inc., an Oklahoma corporation.

          (d) The term "Credit Agreement" shall mean that certain Fourth Amended and Restated Credit Agreement dated as of March 28, 2002 by and among Continental Resources, Inc., as Borrower, Guaranty Bank, FSB, as Collateral/Documentation Agent, Co-Arranger and a Bank, Union Bank of California, N.A., as Administrative Agent, LC Issuer, Lead Arranger, Fronting Bank and a Bank, Fortis Capital Corp., as Syndication Agent, Co-Arranger and a Bank, and the Banks and financial institutions from time to time parties to the Credit Agreement.

          (e) The term "Guaranteed Indebtedness" shall mean (i) all indebtedness, obligations and liabilities of Borrower arising under the Credit Agreement and other Loan Documents (as defined in the Credit Agreement) to the Bank(s), the LC Issuer and/or the Agent of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, and regardless of whether such indebtedness, obligations and liabilities may, prior to their acquisitions by the Bank(s), the LC Issuer and/or the Agent, respectively, be or have been payable to or in favor of a third party and subsequently acquired by the Bank(s), the LC Issuer and/or the Agent (it being contemplated that the Bank(s), the LC Issuer and/or the Agent may make such acquisitions from third parties), including without limitation all indebtedness, obligations and liabilities of Borrower to the Bank(s), the LC Issuer and/or the Agent now existing or hereafter arising under the Loan Documents by note, draft, acceptance, guaranty, endorsement, letter of credit, assignment, purchase, overdraft, discount, indemnity agreement or otherwise, (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above, (iii) all costs and expenses incurred by the Bank(s), the LC Issuer and/or the Agent in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all reasonable attorneys' fees, and (iv) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i), (ii) and (iii) above.

          (f) The term "Guarantor" shall mean, individually and collectively, Continental Gas, Inc., an Oklahoma corporation, Continental Resources of Illinois, Inc., an Oklahoma corporation, and Continental Crude Co., an Oklahoma corporation, whose addresses for notice purposes are as follows:

                  Continental Gas, Inc.
                  c/o Continental Resources, Inc.
                  302 N. Independence, Suite 300
                  Enid, Oklahoma 73701
                  Attn: Randy E. Moeder
                  Telephone: (580) 233-8955
                  Telecopy: (580) 548-5188


                  Continental Resources of Illinois, Inc.
                  c/o Continental Resources, Inc.
                  302 N. Independence, Suite 300
                  Enid, Oklahoma 73701
                  Attn: Randy E. Moeder
                  Telephone:  (580) 233-8955
                  Telecopy:  (580) 548-5188


                  Continental Crude Co.
                  c/o Continental Resources, Inc.
                  302 N. Independence, Suite 300
                  Enid, Oklahoma 73701
                  Attn: Randy E. Moeder
                  Telephone:  (580) 233-8955
                  Telecopy: (580) 548-5188

          (g) The term "LC Issuer" shall mean Union Bank of California, N. A. (or any subsidiary or affiliate of Union Bank of California, N.A. designated by Union Bank of California, N.A. and reasonably acceptable to Borrower) in it's capacity as issuer of Facility LCs (as defined in the Credit Agreement).

     2. Obligations. As an inducement to Bank(s), the LC Issuer and/or the Agent to extend or continue to extend credit and other financial accommodations to Borrower, Guarantor, for value received, does hereby unconditionally and absolutely guarantee the prompt and full payment and performance of the Guaranteed Indebtedness when due or declared to be due and at all times thereafter.

     3. Character of Obligations. This is an absolute, continuing and unconditional guaranty of payment and performance and not of collection and if at any time or from time to time there is no outstanding Guaranteed
Indebtedness,  the  obligations  of  Guarantor  with  respect  to  any  and  all
Guaranteed Indebtedness incurred thereafter shall not be affected. All Guaranteed Indebtedness heretofore, concurrently herewith or hereafter made by Bank(s), the LC Issuer and/or the Agent to Borrower shall be conclusively presumed to have been made or acquired in acceptance hereof. Guarantor shall be liable, jointly and severally, with Borrower and any other guarantor of all or any part of the Guaranteed Indebtedness.

     4. Representations and Warranties. Guarantor hereby represents and warrants the following to the Agent and to the Bank(s):

          (a) The Board of Directors of Guarantor has determined that this Guaranty may reasonably be expected to benefit, directly or indirectly, Guarantor, and that the value of the benefits that Guarantor will derive from giving this Guaranty are reasonably equivalent to the value of the Guaranty; and

          (b) Guarantor is familiar with, and has independently reviewed the books and records regarding, the financial condition of Borrower and is familiar with the value of any and all collateral intended to be security for the payment of all or any part of the Guaranteed Indebtedness; provided, however, Guarantor is not relying on such financial condition or collateral as an inducement to enter into this Guaranty; and

          (c) Guarantor has adequate means to obtain from Borrower on a continuing basis information concerning the financial condition of Borrower and Guarantor is not relying on the Agent, the Bank(s) or the LC Issuer to provide such information to Guarantor either now or in the future; and

          (d) Guarantor has the power and authority to execute, deliver and perform this Guaranty and any other agreements executed by Guarantor contemporaneously herewith, and the execution, delivery and performance of this Guaranty and any other agreements executed by Guarantor contemporaneously herewith do not and will not violate (i) any agreement or instrument to which Guarantor is a party, (ii) any law, rule, regulation or order of any governmental authority to which Guarantor is subject, or (iii) its articles or certificate of incorporation or bylaws; and

          (e) Neither the Agent, the Bank(s), the LC Issuer nor any other party has made any representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty; and

          (f) The financial statements and other financial information regarding Guarantor heretofore and hereafter delivered to the Agent, the LC Issuer and/or the Bank(s) are and shall be true and correct in all material respects and fairly present the financial position of Guarantor as of the dates thereof, and no material adverse change has occurred in the financial condition of Guarantor reflected in the financial statements and other financial information regarding Guarantor heretofore delivered to the Agent, the LC Issuer and/or the Bank(s) since the date of the last statement thereof; and

          (g) As of the date hereof, and after giving effect to this Guaranty and the obligations evidenced hereby, (i) Guarantor is and will be solvent,
     (ii) the fair saleable value of Guarantor's assets exceeds and will continue to exceed its liabilities (both fixed and contingent), (iii) Guarantor is and will continue to be able to pay its debts as they mature, and (iv) Guarantor has and will continue to have sufficient capital to carry on its business and all businesses in which it is about to engage.

     5. Covenants. Guarantor hereby covenants and agrees with the Agent, the LC Issuer and the Bank(s) as follows:

          (a) Guarantor shall not, so long as its obligations under this Guaranty continue, transfer or pledge any material portion of its assets for less than full and adequate consideration; and

          (b) Guarantor shall promptly furnish to the Agent at any time and from time to time such financial statements and other financial information of Guarantor as required by the Credit Agreement, in form and substance satisfactory to Agent; and

          (c) Guarantor shall comply with all terms and provisions of the Loan Documents (as defined in the Credit Agreement) that apply to Guarantor; and

          (d) Promptly upon a responsible officer of Guarantor becoming aware, Guarantor shall promptly inform the Agent of (i) any litigation or governmental investigation against Guarantor or affecting any security for all or any part of the Guaranteed Indebtedness or this Guaranty which, if determined adversely, might have a material adverse effect upon the financial condition of Guarantor or upon such security or might cause a default under any of the Loan Documents, (ii) any claim or controversy which might become the subject of such litigation or governmental investigation, and (iii) any material adverse change in the financial condition of Guarantor.

     6. Consent and Waiver.

          (a) Guarantor waives (i) promptness, diligence and notice of acceptance of this Guaranty and notice of the incurring of any obligation, indebtedness or liability to which this Guaranty applies or may apply and waives presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration, notice of dishonor, diligence in enforcement and indulgences of every kind, and (ii) the taking of any other action by the Agent, the LC Issuer and/or the Bank(s), including without limitation, giving any notice of default or any other notice to, or making any demand on, Borrower, any other guarantor of all or any part of the Guaranteed Indebtedness or any other party except as required by the Credit Agreement.

          (b)  Guarantor   waives  any  rights   Guarantor  has  under,  or  any
     requirements imposed by, Chapter 34 of the Texas Business and Commerce Code, as in effect on the date of this Guaranty.

          (c) The Agent, the LC Issuer and/or the Bank(s) may at any time, without the consent of or notice to Guarantor, without incurring responsibility to Guarantor and without impairing, releasing, reducing or affecting the obligations of Guarantor hereunder: (i) change the manner, place or terms of payment of all or any part of the Guaranteed Indebtedness, or renew, extend, modify, rearrange or alter all or any part of the Guaranteed Indebtedness; (ii) change the interest rate accruing on any of the Guaranteed Indebtedness (including, without limitation, any periodic change in such interest rate that occurs because such Guaranteed Indebtedness accrues interest at a variable rate which may fluctuate from time to time); (iii) sell, exchange, release, surrender, subordinate, realize upon or otherwise deal with in any manner and in any order any collateral for all or any part of the Guaranteed Indebtedness or this Guaranty or setoff against all or any part of the Guaranteed Indebtedness;
     (iv) neglect, delay, omit, fail or refuse to take or prosecute any action for the collection of all or any part of the Guaranteed Indebtedness or this Guaranty or to take or prosecute any action in connection with any of the Loan Documents; (v) exercise or refrain from exercising any rights against Borrower or others, or otherwise act or refrain from acting; (vi) settle or compromise all or any part of the Guaranteed Indebtedness and subordinate the payment of all or any part of the Guaranteed Indebtedness to the payment of any obligations, indebtedness or liabilities which may be due or become due to the Bank(s), the LC Issuer and/or the Agent or others; and (vii) apply any sums paid to the Bank(s), the LC Issuer and/or the Agent by Guarantor, Borrower or others to the Guaranteed Indebtedness in such order and manner as the Agent, in their sole discretion, may determine.

          (d) Should the Agent, the LC Issuer or the Bank(s) seek to enforce the obligations of Guarantor hereunder by action in any court or otherwise, Guarantor waives any requirement, substantive or procedural, that (i) the Agent, the LC Issuer or the Bank(s) first enforce any rights or remedies against Borrower or any other person or entity liable to any of such parties for all or any part of the Guaranteed Indebtedness, including without limitation that a judgment first be rendered against Borrower or any other person or entity, or that Borrower or any other person or entity should be joined in such cause, or (ii) the Agent, the LC Issuer or the Bank(s) shall first enforce rights against any collateral which shall ever have been given to secure all or any part of the Guaranteed Indebtedness or this Guaranty. Such waiver shall be without prejudice to the Agent's, the LC Issuer's or the Bank(s)' right, at its option, to proceed against Borrower or any other person or entity, whether by separate action or by joinder.

          (e) In addition to any other waivers, agreements and covenants of Guarantor set forth herein, Guarantor hereby further waives and releases all claims, causes of action, defenses and offsets for any act or omission of the Agent and/or the Agent's directors, officers, employees, representatives or agents in connection with Agent's administration of the Guaranteed Indebtedness, except for the Agent's willful misconduct and gross negligence.

     7. Obligations Not Impaired.

          (a) Guarantor agrees that its obligations hereunder shall not be released, diminished, impaired, reduced or affected by the occurrence of any one or more of the following events: (i) the death, disability or lack of corporate power of Borrower, Guarantor (except as provided in paragraph 11 herein) or any other guarantor of all or any part of the Guaranteed Indebtedness, (ii) any receivership, insolvency, bankruptcy or other proceedings affecting Borrower, Guarantor or any other guarantor of all or any part of the Guaranteed Indebtedness, or any of their respective property; (iii) the partial or total release or discharge of Borrower or any other guarantor of all or any part of the Guaranteed Indebtedness, or any other person or entity from the performance of any obligation contained in any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness, whether occurring by reason of law or otherwise; (iv) the taking or accepting of any collateral for all or any part of the Guaranteed Indebtedness or this Guaranty; (v) the taking or accepting of any other guaranty for all or any part of the Guaranteed Indebtedness; (vi) any failure by the Agent, the LC Issuer or the Bank(s) to acquire, perfect or continue any lien or security interest on collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty;
     (vii) the impairment of any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty; (viii) any failure by the Agent, the LC Issuer or the Bank(s) to sell any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty in a commercially reasonable manner or as otherwise required by law; (ix) any invalidity or unenforceability of or defect or deficiency in any of the Loan Documents; or (x) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower or any other guarantor of all or any part of the Guaranteed Indebtedness.

          (b) This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of all or any part of the Guaranteed Indebtedness is rescinded or must otherwise be returned by the Agent, the LC Issuer or the Bank(s) upon the insolvency, bankruptcy or reorganization of Borrower, Guarantor, or any other guarantor of all or any part of the Guaranteed Indebtedness, or otherwise, all as though such payment had not been made.

          (c) None of the following shall affect Guarantor's liability hereunder: (i) the unenforceability of all or any part of the Guaranteed Indebtedness against Borrower by reason of the fact that the Guaranteed Indebtedness exceeds the amount permitted by law; (ii) the act of creating all or any part of the Guaranteed Indebtedness is ultra vires; or (iii) the officers or partners creating all or any part of the Guaranteed Indebtedness acted in excess of their authority. Guarantor hereby acknowledges that withdrawal from, or termination of, any ownership interest in Borrower now or hereafter owned or held by Guarantor shall not alter, affect or in any way limit the obligations of Guarantor hereunder.

     8. Actions against Guarantor. In the event of a default in the payment or performance of all or any part of the Guaranteed Indebtedness when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration or otherwise, Guarantor shall, without notice or demand, promptly pay the amount due thereon to the Agent, in lawful money of the United States, at Agent's address set forth in subparagraph 1(a) above. One or more successive or concurrent actions may be brought against Guarantor, either in the same action in which Borrower is sued or in separate actions, as often as Agent deem advisable. The exercise by the Agent, the LC Issuer or the Bank(s) of any right or remedy under this Guaranty or under any other agreement or instrument, at law, in equity or otherwise, shall not preclude concurrent or subsequent exercise of any other right or remedy. The books and records of the Agent, the LC Issuer or the Bank(s) shall be admissible in evidence in any action or proceeding involving this Guaranty and shall be prima facie evidence of the payments made on, and the outstanding balance of, the Guaranteed Indebtedness.

     9. Payment by Guarantor. Whenever Guarantor pays any sum which is or may become due under this Guaranty, written notice must be delivered to the Agent contemporaneously with such payment. Such notice shall be effective for purposes of this paragraph when contemporaneously with such payment the Agent receive such notice either by: (a) personal delivery to the address of the Agent identified in subparagraph 1(a) above, or (b) United States mail, certified or registered, return receipt requested, postage prepaid, addressed to the Agent at the address shown in subparagraph 1(a) above. In the absence of such notice to the Agent by Guarantor in compliance with the provisions hereof, any sum received by the Agent on account of the Guaranteed Indebtedness shall be conclusively deemed paid by Borrower.

     10. Notice of Sale. In the event that Guarantor is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty, reasonable notice shall be deemed given when such notice is deposited in the United States mail, postage prepaid, at the address for Guarantor set forth in subparagraph 1(d) above, ten (10) days prior to the date any public sale, or after which any private sale, of any such collateral is to be held; provided, however, that notice given in any other reasonable manner or at any other reasonable time shall be sufficient.

     11. Waiver by Agent or Bank(s). No delay on the part of the Agent, the LC Issuer or the Bank(s) in exercising any right hereunder or failure to exercise the same shall operate as a waiver of such right. In no event shall any waiver of the provisions of this Guaranty be effective unless the same be in writing and signed by an officer of the Agent, the LC Issuer or the Bank(s), and then only in the specific instance and for the purpose given.

     12. Successors and Assigns. This Guaranty is for the benefit of the Agent, each successor Agent, the LC Issuer, each successor LC Issuer, the Bank(s), and each Bank's successors and assigns. This Guaranty is binding upon Guarantor and Guarantor's successors and assigns, including without limitation any person or entity obligated by operation of law upon the reorganization, merger, consolidation or other change in the organizational structure of Guarantor.

     13. Costs and Expenses. Guarantor shall pay on demand by the Agent all costs and expenses, including without limitation, all reasonable attorneys' fees incurred by the Agent, the LC Issuer and/or the Bank(s) in connection with the preparation, administration, enforcement and/or collection of this Guaranty. This covenant shall survive the payment of the Guaranteed Indebtedness.

     14. Severability. If any provision of this Guaranty is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Guaranty and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

     15. No Obligation. Nothing contained herein shall be construed as an obligation on the part of the Agent, the LC Issuer or the Bank(s) to extend or continue to extend credit to Borrower.

     16. Amendment. No modification or amendment of any provision of this Guaranty, nor consent to any departure by Guarantor therefrom, shall be effective unless the same shall be in writing and signed by an officer of the Agent, the LC Issuer or the Bank(s), and then shall be effective only in the specific instance and for the purpose for which given.

     17. Cumulative Rights. All rights and remedies of the Agent, the LC Issuer or the Bank(s) hereunder are cumulative of each other and of every other right or remedy which the Agent, the LC Issuer or the Bank(s) may otherwise have at law or in equity or under any instrument or agreement, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

     18. GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS.

     19. Venue. This Guaranty has been entered into in the county in Texas where the Agent's address for notice purposes is located, and it shall be performable for all purposes in such county. Courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Guaranty and venue for any such disputes shall be in the county or judicial district where the Agent's address for notice purposes is located.

     20. Compliance with Applicable Usury Laws. Notwithstanding any other provision of this Guaranty or of any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness, Guarantor and the Agent, the LC Issuer and the Bank(s) by their acceptance hereof agree that Guarantor shall never be required or obligated to pay interest in excess of the maximum nonusurious interest rate as may be authorized by applicable law for the written contracts which constitute the Guaranteed Indebtedness. It is the intention of Guarantor and the Agent, LC Issuer and the Bank(s) to conform strictly to the applicable laws which limit interest rates, and any of the aforesaid contracts for interest, if and to the extent payable by Guarantor, shall be held to be subject to reduction to the maximum nonusurious interest rate allowed under said law.

     21. Descriptive Headings. The headings in this Guaranty are for convenience only and shall not define or limit the provisions hereof.

     22. Entire Agreement. This Guaranty contains the entire agreement between Guarantor and the Agent, the LC Issuer and the Bank(s) regarding the subject matter hereof and supersedes all prior written and oral agreements and understandings, if any, regarding same; provided, however, this Guaranty is in addition to and does not replace, cancel, modify or affect any terms of the Credit Agreement or any Loan Documents (as defined therein), or any other guaranty of Guarantor now or hereafter held by the Agent, the LC Issuer or the Bank(s) that relates to Borrower or any other person or entity.

                            [Signature page follows.]

     EXECUTED as of the date first above written.


                          GUARANTORS:

                          CONTINENTAL GAS, INC.


                          By:    RANDY E. MOEDER
                                 Randy E. Moeder, President


                          CONTINENTAL RESOURCES OF ILLINOIS, INC.


                          By:    ROGER CLEMENT
                                 Roger Clement, Sr. Vice President
                                 and Chief Financial Officer


                          CONTINENTAL CRUDE CO.


                          By:    ROGER CLEMENT
                                 Roger Clement, Sr. Vice President
                                 and Chief Financial Officer



                  [THIS IS THE SIGNATURE PAGE TO THE GUARANTY]